                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)

             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|

Filed by a party other than the Registrant o

Check the appropriate box:

         /_/      Preliminary Proxy Statement

         /_/      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting Material Pursuant to Rule 14(a)-12

                              DATATEC SYSTEMS, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3)      Per  unit  price  or other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and state how it was determined):

--------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.

         / /      Check  box if any part of the fee is  offset  as  provided  by
Exchange Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

--------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

         (3)      Filing Party:

--------------------------------------------------------------------------------

         (4)      Date Filed:

                                       -2-

                              DATATEC SYSTEMS, INC.

                                                                  April 17, 2001

Dear Stockholders:

         You are cordially  invited to attend the Annual Meeting of Stockholders of Datatec Systems, Inc., which will be held at 23 Madison Road, Fairfield,  New
Jersey 07004, on Wednesday, May 9, 2001 at 10:00 A.M., local time.

         Information   about  the  Annual  Meeting,   including  a  listing  and
discussion  of the matters on which the  Stockholders  will act, may be found in the enclosed Notice of Annual Meeting and Proxy Statement.

         We hope that you will be able to attend  the Annual  Meeting.  However, whether or not you anticipate attending in person, I urge you to complete,  sign and return the enclosed  proxy card  promptly to ensure that your shares will be represented at the Annual  Meeting.  If you do attend,  you will, of course,  be entitled  to vote in person,  and if you vote in person  such vote will  nullify your proxy.

                                                Sincerely,

                                                ISAAC GAON
                                                Chairman of the Board and Chief
                                                Executive Officer

YOUR VOTE IS VERY IMPORTANT,  REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE
READ THE ATTACHED PROXY  STATEMENT  CAREFULLY,  AND COMPLETE,  SIGN AND DATE THE
ENCLOSED  PROXY CARD AS  PROMPTLY  AS  POSSIBLE  AND  RETURN IT IN THE  ENCLOSED
ENVELOPE.

                                       -3-

                              DATATEC SYSTEMS, INC.

                                 23 MADISON ROAD

                           FAIRFIELD, NEW JERSEY 07004

                                  -------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  -------------

To our Stockholders:

         NOTICE IS HEREBY  GIVEN that the  Annual  Meeting  of  Stockholders  of
Datatec Systems, Inc., a Delaware corporation (the "Company") will be held at 23
Madison Road,  Fairfield,  New Jersey 07004, on Wednesday,  May 9, 2001 at 10:00
A.M., local time for the following purposes:

         1.       To elect  seven (7) members to the Board of  Directors  of the
                  Company to serve until the next annual meeting of stockholders and until their  successors  have been duly  elected and shall have qualified;

         2.       To  ratify  the  appointment  of  Arthur  Andersen  LLP as the
                  Company's  independent  public accountants for the fiscal year ending April 30, 2001; and

         3.       To consider  and act upon such other  business as may properly come before the Annual Meeting or any adjournments thereof.

         Only  stockholders  of record at the close of business on April 3, 2001 will be entitled to notice of, and to vote at, the Annual Meeting.

         PLEASE SIGN AND PROMPTLY  MAIL THE ENCLOSED  PROXY,  WHETHER OR NOT YOU
PLAN TO ATTEND THE ANNUAL  MEETING,  IN ORDER THAT YOUR  SHARES MAY BE VOTED FOR
YOU. A RETURN ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE.

                                   By Order of the Board of Directors,

                                   RON A. MARINO
                                   CHIEF FINANCIAL OFFICER, SECRETARY AND
                                   TREASURER

Dated:   Fairfield,  New Jersey
         April 17, 2001

                                       -4-

                              DATATEC SYSTEMS, INC.

                                 23 MADISON ROAD

                           FAIRFIELD, NEW JERSEY 07004

                           --------------------------

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 9, 2001

                           --------------------------

         This Proxy Statement is being furnished to the  stockholders of Datatec
Systems,  Inc., a Delaware  corporation (the "Company"),  in connection with the solicitation by the Board of Directors of the Company of proxies ("Proxies") for the Annual  Meeting of  Stockholders  (the  "Annual  Meeting")  to be held at 23
Madison Road, Fairfield,  New Jersey 07004, on Wednesday,  May 9, 2001, at 10:00
A.M., local time. At the Annual Meeting,  the stockholders  will be asked to (i)
elect seven (7) directors; (ii) ratify the appointment of Arthur Andersen LLP as the Company's  independent  public  accountants for the fiscal year ending April
30, 2001;  and (iii)  consider and act upon such other  business as may properly come  before  the  Annual  Meeting.  It is  expected  that the  Notice of Annual
Meeting,  Proxy Statement and form of Proxy will first be mailed to stockholders on or about April 17, 2001.

                        RECORD DATE AND VOTING SECURITIES

         Only  stockholders  of record at the close of business on April 3, 2001
(the  "Record  Date")  will be entitled to notice of, and to vote at, the Annual
Meeting and any adjournments  thereof. As of the close of business on the Record
Date,  there were 33,748,095  outstanding  shares of the Company's Common Stock.
Each  outstanding  share of Common  Stock is entitled to one vote.  There was no other class of voting securities of the Company  outstanding on the Record Date.
A majority of the  outstanding  shares of Common  Stock  present in person or by proxy is required for a quorum.

                            PROXIES AND VOTING RIGHTS

         Shares of Common  Stock  represented  by  Proxies,  which are  properly executed,  duly returned and not revoked,  will be voted in accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, the  shares  of  Common  Stock  represented  thereby  will be voted  (i) for the election as  Directors  of the persons who have been  nominated  by the Board of
Directors,  (ii) for the  ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending April
30, 2001, and (iii) for any other matter that may properly be brought before the
Annual  Meeting in accordance  with the judgment of the person or persons voting the Proxy.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Annual Meeting and vote in person. Any Proxy executed and returned by a  stockholder  may be  revoked  at any time  thereafter  if  written  notice of revocation  is given to the  Secretary  of the  Company  prior to the vote to be taken at the Annual  Meeting,  or by execution  of a  subsequent  Proxy which is presented  at the  Annual  Meeting,  or if the  stockholder  attends  the Annual
Meeting  and votes by ballot,  except as to any  matter or matters  upon which a vote shall have been cast  pursuant  to the  authority  conferred  by such Proxy prior to such revocation.  Broker  "non-votes" and the shares of Common Stock as to which a  stockholder  abstains are included for purposes of  determining  the presence  or absence of a quorum for the  transaction  of business at the Annual
Meeting.  A  broker  "non-vote"  occurs  when a  nominee  holding  shares  for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting  power  with  respect  to that  item and has not received instructions from the beneficial owner.

         The  management  of the  Company  knows of no  matters  which are to be presented for consideration at the Annual Meeting other than those  specifically described in the Notice of Annual Meeting of Stockholders, but, if other matters are properly presented, it is the intention of the persons designated as proxies to vote on them in accordance with their judgment.

         All expenses in connection with this  solicitation will be borne by the
Company.  In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company.  The Company will, upon request,  reimburse brokerage houses and persons  holding  shares in the  names of their  nominees  for their  reasonable expenses in sending solicitation material to their principals.

                                       -2-

                               SECURITY OWNERSHIP

         The following table sets forth information  concerning ownership of the
Common Stock  outstanding  as of April 3, 2001,  by (i) each person known by the
Company  to be the  beneficial  owner  of more  than  five  percent  (5%) of the
Company's Common Stock, (ii) each director, (iii) each of the executive officers named in the summary  compensation table, and (iv) by all executive officers and directors of the Company as a group.

                                                   Amount of Shares
                                                     Beneficially
Name and Address of Beneficial Owner(1)                Owned(2)                 Percentage of Class
---------------------------------------                --------                 -------------------
Isaac J. Gaon(3)                                      1,560,757                      4.6%
Ron A. Marino                                            30,000                      *
William J. Adams, Jr.(4)                                 16,000                      *
Thomas J. Berry (5)                                      80,000                      *
Donald Bergal(6)                                         33,333                      *
Frank P. Brosens(7)                                     744,873                      2.2%
Walter Grossman(8)                                      627,975                      1.9%
Robert H. Friedman (9)                                  113,746                      *
Kevin S. Moore(10)                                      985,734                      2.9%
David M. Milch (11)                                     741,505                      2.2%
All directors and officers as a group (10                                              6%
persons)(12)                                          4,933,923                     14.
Daruma Asset Management, Inc.(13)                     4,097,500                     12.1%
Mariko O. Gordon(14)                                  4,097,500                     12.1%
Wellington Management Company, LLP(15)                2,299,400                      6.8%

--------------
* Less than 1%

(1)      Unless  otherwise  indicated,  all addresses  are c/o Datatec  Systems,
         Inc., 23 Madison Road, Fairfield, New Jersey 07004.

                                       -3-

(2)      Beneficial  ownership has been determined in accordance with Rule 13d-3 under the Exchange Act ("Rule 13d-3") and unless  otherwise  indicated, represents  shares for which the  beneficial  owner has sole voting and investment  power.  The percentage of class is calculated in accordance with Rule 13d-3 and includes options or other rights to subscribe which are exercisable within sixty (60) days of April 3, 2001.

(3)      Mr. Gaon's beneficial  ownership  includes options  exercisable  within sixty  (60)  days  from  April 3,  2001 to  purchase  an  aggregate  of
         1,546,879 shares of Common Stock.

(4)      Mr. Adams' beneficial  ownership consists of options exercisable within sixty (60) days from April 3, 2001 to purchase  16,000 shares of Common
         Stock. Mr. Adams' address is 555 East Main Street,  Chester, New Jersey
         07930.

(5)      Mr. Berry's beneficial ownership consists of options exercisable within sixty (60) days of April 3, 2001 to  purchase  80,000  shares of Common
         Stock. Mr. Berry's address is P.O. Box 447,  Lindsley Road, New Vernon,
         New Jersey 07976.

(6)      Mr.  Bergal's  beneficial  ownership  consists  of options  exercisable within sixty (60) days from April 3, 2001 to purchase  33,333 shares of
         Common Stock. Mr. Bergal's address is 10748 E. Dorado Place, Englewood,
         Colorado 80111.

(7)      Mr. Brosens' beneficial  ownership includes warrants exercisable within sixty (60) days from April 3, 2001 to purchase 350,000 shares of Common
         Stock and options  exercisable  within sixty (60) days of April 3, 2001 to purchase 32,000 shares of Common Stock.  Mr. Brosens'  address is 63
         East Field Drive, Bedford, New York 10506.

(8)      Mr. Grossman's beneficial ownership includes options exercisable within sixty  (60) days of April 3, 2001 to  purchase  an  aggregate  of 8,000 shares of Common Stock. Mr. Grossman's  address is 1221 Post Road East,
         Westport, Connecticut 06880.

(9)      Mr. Friedman's beneficial ownership includes options exercisable within sixty (60) days from April 3, 2001 to purchase  80,000 shares of Common
         Stock. Mr.  Friedman's  address is 505 Park Avenue,  New York, New York
         10022-1170.

                                       -4-

(10)     Mr.  Moore's  beneficial  ownership  includes  974,234 shares of Common
         Stock owned by The Clark Estates,  Inc. and options  exercisable within sixty (60) days from April 3, 2001 to purchase  8,000  shares of Common
         Stock. The Clark Estates,  Inc. provides  administrative and investment services  to a  number  of  Clark  family  accounts.  Mr.  Moore is the
         President of The Clark  Estates,  Inc.  and has been granted  powers of attorney  to  exercise  voting and  investment  power as to the 974,234 shares owned by The Clark Estates, Inc.  Accordingly,  Mr. Moore may be
         deemed  to  beneficially  own the  974,234  shares  owned by The  Clark
         Estates, Inc. Mr. Moore disclaims beneficial ownership of the shares of
         Common Stock owned by The Clark Estates,  Inc.  except to the extent of his pecuniary interest therein.  Mr. Moore's address is One Rockefeller
         Plaza, New York, New York 10020-2101.

(11)     Dr. Milch's beneficial  ownership  includes options  exercisable within sixty (60) days from April 3, 2001 to purchase 272,000 shares of Common
         Stock. Dr. Milch's address is 114 East 13th Street,  New York, New York
         10003.

(12)     Includes  options and  warrants  exercisable  within sixty (60) days of
         April 3, 2001 to purchase an aggregate  of  2,426,212  shares of Common
         Stock held by the directors and executive officers of the Company.

(13)     Based on information  obtained from the Statement on Schedule 13G filed by Daruma Asset  Management,  Inc. on February 6, 2001. The address for
         Daruma Asset Management,  Inc. is 60 East 42nd Street,  Suite 1111, New
         York, New York 10165.

(14)     Includes  4,097,500  shares  of  Common  Stock  owned by  Daruma  Asset
         Management, Inc. ("Daruma"). As the President and owner of in excess of
         50% of the  voting  stock of Daruma,  Mr.  Gordon may be deemed to be a beneficial  owner of the  shares  held by  Daruma.  The  address of Mr.
         Gordon is 60 East 42nd Street, Suite 1111, New York, New York 10165.

(15)     Based on information  obtained from the Statement on Schedule 13G filed by Wellington Management Company, LLP on February 13, 2001. The address for  Wellington  Management  Company,  LLP is 75 State Street,  Boston,
         Massachusetts 02109.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next  Annual  Meeting of  Stockholders  of the Company and until their successors shall be duly elected and qualified.  Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting.

                                       -5-

         The terms of the  current  directors  expire at the Annual  Meeting and when their successors are duly elected and qualified. All nominees are currently directors  of the Company.  Management  has no reason to believe that any of the nominees  will be unable or unwilling to serve as a director.  Should any of the nominees not remain a candidate for election at the date of the Annual  Meeting, the Proxies will be voted in favor of those  nominees who remain  candidates and may be voted for substitute nominees selected by the Board of Directors.

INFORMATION CONCERNING NOMINEES

         The  names  of  the  nominees  and  certain  biographical   information
concerning each of them are set forth below:

NAME                       AGE        POSITION WITH THE COMPANY
----                       ---        -------------------------
Isaac J. Gaon              51         Chairman of the Board and
                                      Chief Executive Officer

William J. Adams, Jr.      52         Director
Frank P. Brosens           43         Director
Robert H. Friedman         48         Director
Walter Grossman            57         Director
David M. Milch             46         Director
Kevin S. Moore             46         Director

         ISAAC J. GAON,  Chairman of the Board since  December 1997 and Director since 1992,  has served as the Chief  Executive  Officer  since October 1994. He served as Chief  Financial  Officer  from April 1992 until  October  1994.  From
September  1987 to December 1991,  Mr. Gaon, a chartered  accountant,  served as
President and Chief Executive Officer of Toronto-based  NRG, Inc., (a subsidiary of Gestetner  International) an office equipment supplier, and in several senior management roles within Gestetner Canada and Gestetner USA.

         WILLIAM J. ADAMS,  JR.,  Director  since April 2000,  has served as the
President  of  WhiteSpace,  Inc., a consulting  firm  specializing  in marketing techniques for  technology-based  firms,  since he founded such firm in February
1998.  Prior to that  time and  since  January  1994,  Mr.  Adams  served as the
President of Infosource, Inc., an information technology consulting firm that he also founded.

                                       -6-

         FRANK P. BROSENS,  Director since November 1998, is one of the founding partners of Taconic  Capital  Partners,  an investment  firm.  Mr. Brosens was a general  partner of Goldman  Sachs & Co. from  November  1988 to November  1994, where he served as head of the equity derivative and risk arbitrage  businesses, as well as a member of several of the firm's principal investment committees.

         ROBERT H. FRIEDMAN, Director since August 1994, has been a partner with
Olshan Grundman Frome  Rosenzweig & Wolosky LLP, a New York City law firm, since
August  1992.  Prior to that time and since  September  1983 he was with  Cahill
Gordon & Reindel,  also a New York City law firm.  Mr.  Friedman  specializes in corporate and securities law matters.

         WALTER GROSSMAN, Director since February 2001, has been the chairman of
Brookehill  Capital  Partners,  Ltd., a private  investment firm, since 1978. He began his professional career at the Department of Commerce in Washington,  D.C.
and then joined the  investment  firm of E.F.  Hutton.  In 1970, he joined Loeb,
Rhoades & Co. as Vice President and subsequently the institutional research firm of Faulkner, Dawkins & Sullivan before founding Brookehill Capital Partners.

         DR. DAVID M. MILCH,  Director since October 1996 and Executive Director
- Office of the Chairman  since October 2000,  has been a director and principal since 1983 of Bermil Industries Corporation,  a closely held diversified company owned by the Milch family  involved in the  manufacture,  sale,  financing,  and distribution of capital equipment, and in real estate development.  Dr. Milch is also the sole  stockholder  of Davco  Consultants,  Inc., a corporation  that he founded in 1979 for the  purpose of  identifying,  advising,  and  investing  in emerging growth technologies.

         KEVIN S. MOORE, Director since June 2000, has been President since 2000 and director since 1992 with The Clark Estates, Inc., a private investment firm.
Mr. Moore is also a director of Ducommun, Incorporated, and 3D Systems Corp., as well as Aspect Resources LLC, The Clark  Foundation,  and the National  Baseball
Hall of Fame & Museum,  Inc. He also serves as Chairman of the Board of Trustees for Stanford Business School Trust.

REQUIRED VOTE

         Directors are elected by a plurality of the votes cast, in person or by proxy,  at the Annual  Meeting.  Votes  withheld  and broker  non-votes  are not counted toward a nominee's total.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF  DIRECTORS  OF THE  COMPANY  RECOMMENDS  A VOTE  "FOR" THE
ELECTION OF EACH OF THE NOMINEES.

                                       -7-

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal  year  ended  April 30,  2000  ("Fiscal  2000"),  the
Company's  Board  of  Directors  formally  met on  six  occasions.  Each  of the directors attended (or participated by telephone) more than 75% of such meetings of the Board of Directors and  Committees on which he served during Fiscal 2000.
During  Fiscal  2000,  the Board of Directors  also acted by  unanimous  written consent in lieu of a meeting on two  occasions.  The Board of  Directors  has no committees other than the Compensation Committee,  the Nominating Committee, the
Special Option Committee and the Audit Committee.

         The Compensation Committee of the Company is comprised of Thomas Berry,
Frank  Brosens and David Milch.  The purpose of this  Committee is to review and approve the compensation of the Company's  executive  officers and to administer and interpret the Company's stock option plans.  Robert H. Friedman,  who served on the  Compensation  Committee  during  Fiscal 2000,  no longer  serves on such
Committee.  The  Compensation  Committee  did not take any formal  action during
Fiscal 2000.

         The  Nominating  Committee  of the  Company's  Board  of  Directors  is
comprised  of Isaac Gaon,  William  Adams and David  Milch.  The purpose of this
Committee is to select and nominate  Directors  for  elections at the  Company's annual meetings of stockholders. The Nominating Committee met once during Fiscal
2000.  Stockholders  wishing to recommend  candidates for  consideration  by the
Nominating  Committee  may do so by writing to the  Secretary of the Company and providing the candidate's name, biographical data and qualifications.

         The Audit Committee of the Company's Board of Directors is comprised of
Walter Grossman,  Kevin Moore and Frank Brosens.  David Milch, who served on the
Audit  Committee  during Fiscal 2000, no longer  serves on such  Committee.  The
Audit Committee recommends the Company's independent auditors, reviews the scope of their  engagement,  consults with the auditors,  reviews the results of their examination, acts as liaison between the Board of Directors and the auditors and reviews  various  Company  policies,  including those relating to accounting and internal controls. The Audit Committee met once during Fiscal 2000.

                                       -8-

EXECUTIVE OFFICERS

         The Company's  executive  officers,  who are not also  directors of the
Company,  as well as additional  information with respect to such persons is set forth below.  Information with respect to executive  officers of the Company who are also directors is set forth in "Information Concerning Nominees" above.

NAME                       AGE          POSITION WITH THE COMPANY
----                       ---          -------------------------
Ron A. Marino              37           Chief Financial Officer, Secretary and
                                        Treasurer

Donald Bergal              40           Chief Operating Officer

         RON A. MARINO, Chief Financial Officer, Secretary and Treasurer, joined the  Company in December  2000.  From 1997 to November  2000,  Mr.  Marino was a
member of the senior management group at Omnipoint  Communications  prior to its
acquisition  by  VoiceStream  Wireless,   where  he  reported  directly  to  the
President.  From 1995 to 1997,  Mr. Marino  served as a district  manager in the division of Financial  Planning and Analysis.  He has over 15 years of financial experience in the telecommunications and technology industries.

         DONALD BERGAL,  Chief  Operating  Officer,  joined the Company in March
2001.  From  September  1996 to  February  2001,  Mr.  Bergal  served  as a Vice
President of Marketing and a Vice President of Product  Development for Vaultus,
Inc.,  a mobile  applications  provider.  From 1990 to August 1996,  Mr.  Bergal served  in  various  sales and  management  roles  with Bay  Networks,  Inc.,  a
manufacturer   of   telecommunications   hardware  and  software  prior  to  its
acquisition by Nortel Networks Corp.

         The  officers  of the  Company  are  elected  annually  by the Board of
Directors at its meeting  following the Annual Meeting of Stockholders  and hold office  at the  discretion  of the  Board  of  Directors.  There  are no  family relationships between any directors and executive officers of the Company.

                                       -9-

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section  16(a) of the  Securities  Exchange  Act of 1934,  as  amended, requires the Company's officers and directors, and persons who own more than ten percent  of a  registered  class of the  Company's  equity  securities,  to file reports of ownership and changes in ownership  with the  Securities and Exchange
Commission (the "Commission").  Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

         William J. Adams, Jr. failed to file on a timely basis one report for a single transaction  required by Section 16(a) of the Securities  Exchange Act of
1934, as amended,  and the rules and  regulations  promulgated  thereunder  (the
"Exchange Act"),  during Fiscal 2000. The transaction was subsequently  reported to the Commission on a Form 3.

                                      -10-

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following  table sets forth  information for the fiscal years ended
April 30, 1998, 1999 and 2000 with respect to annual and long-term  compensation for  services  in all  capacities  to the  Company  of (i) the  chief  executive officer,  (ii) the other two most highly  compensated  executive officers of the
Company at April 30, 2000 who received  compensation of at least $100,000 during
Fiscal 2000 and (iii) one individual  who was not an executive  officer at April
30, 2000 but who did receive compensation of at least $100,000 during the fiscal year ended April 30, 2000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                             Annual Compensation(1)

                                                                                       Long-Term
                                                                                     Compensation
                                                                                        Awards
                                                                                      Securities
                                                                                      Underlying              All Other
 Name and Position                   Year               Salary        Bonus           Options(#)            Compensation
 -----------------                   ----               ------        -----           ----------            ------------

Isaac J. Gaon                        2000              $266,000         -                  -                      -
Chairman of the Board                1999              $262,000         -                  -                      -
and Chief Executive                  1998              $257,000         -               150,000                   -
Officer
Christopher J. Carey (2)             2000              $266,000      $171,000              -                      -
Former President                     1999              $262,000      $171,000              -                      -
                                     1998              $257,000      $164,000           150,000                   -

Robert F. Gadd                       2000              $202,000         -                  -                      -
Former Senior Vice                   1999              $197,000         -                  -                      -
President and Chief                  1998              $162,000         -               30,000                    -
Technology Officer(3)

James M. Caci                        2000              $156,000         -               40,000                    -
Former Vice President of             1999              $154,000         -                  -                      -
Finance, Chief Financial             1998              $152,000         -               20,000                    -
Officer, Treasurer and
Secretary(4)

                                      -11-

(1)      The value of personal  benefits for  executive  officers of the Company during  Fiscal  2000  that  might  be  attributable  to  management  as executive  fringe  benefits such as automobiles and club dues cannot be specifically or precisely determined;  however, it would not exceed the lesser of $50,000 or 10% of the total annual salary and bonus  reported for any individual named above.

(2)      Mr.  Carey  resigned as an  executive  officer and as a director of the
         Company in March 2000.

(3)      Mr. Gadd became an officer of a subsidiary of the Company during fiscal
         2000.

(4)      Mr. Caci resigned during fiscal 2001.

OPTION GRANTS TABLE

         The following  table sets forth  certain  information  regarding  stock option grants made to each of the Named Executive Officers during Fiscal 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                           Potential Realizable
                                                                                                             Value at Assumed
                                                                                                              Rates of Annual
                                                                                                           Rates of Stock Price
                                                                                                             Appreciation for
                                                     Individual Grants                                            Option(1)
                                                     -----------------                                     --------------------

                                                     Percent of Total
                              Shares of Common       Options Granted to      Exercise or
                               Stock Underlying     Employees in Fiscal      Base Price      Expiration
     Name                      Options Granted            Year(%)              ($/Sh)           Date         5%          10%
     ----                      ---------------            -------              ------           ----         --          ---

Isaac J. Gaon                          -                     -                   -                -           -           -
Christopher J. Carey                   -                     -                   -                -           -           -
Robert F. Gadd                         -                     -                   -                -           -           -
James M. Caci                       40,000                 8.3%                $2.25          11/10/09     $56,600     $143,400

(1)      The potential  realizable  portion of the foregoing  table  illustrates value that might be realized upon exercise of options immediately prior to the expiration of their term,  assuming (for  illustrative  purposes only) the specified  compounded  rates of appreciation on the Company's
         Common  Stock over the term of the  option.  These  numbers do not take into  account  provisions  providing  for  termination  of  the  option following termination of employment, non- transferability or difference in vesting periods.

                                      -12-

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES TABLE

         The following  table sets forth certain  information  concerning  stock options exercised during Fiscal 2000 and stock options which were unexercised at the end of Fiscal 2000 with respect to the Named Executive Officers.

                           AGGREGATED OPTION EXERCISES
                       DURING THE MOST RECENTLY COMPLETED
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                    Shares
                                    Acquired                        Number of Securities
                                      on           Value            Underlying Unexercised               Value of Unexercised
                                   Exercise      Realized        Options Held at Fiscal Year-       in-the-Money Options at Fiscal
                                      (#)           ($)                    End(#)                         Year-End($)(1)
                                      ---           ---                    ------                         --------------

     Name                                                      Exercisable     Unexercisable        Exercisable     Unexercisable
     ----                                                      -----------     -------------        -----------     -------------

Isaac J. Gaon                       127,000      1,825,625       1,146,880             -             7,155,000              -
Christopher J. Carey                300,353      3,620,091           -                 -                 -                  -
Robert Gadd                            -             -            275,766              -             1,710,000              -
James M. Caci                       47,843        684,777         221,473           26,667           1,116,000          178,000

(1)      Represents  the total gain that would be realized  if all  in-the-money
         options  held  at  April  30,  2000  were   exercised,   determined  by
         multiplying  the  number  of  shares  underlying  the  options  by  the difference  between the per share option  exercise price and $8.938 per share,  which was the  closing  bid  price  per share of the  Company's
         Common Stock on Friday,  April 28, 2000. An option is  in-the-money  if the fair market  value of the  underlying  shares  exceeds the exercise price of the option.

                                      -13-

OPTIONS REPRICING TABLE

         In May 1997,  certain  employees and director stock options,  including options held by executive  officers,  were repriced to $4.00 per share, with all other terms and conditions remaining  unchanged.  The following table sets forth certain  information  regarding  the  repricing of stock  options for  executive officers of the Company in May 1997 and within the ten previous years.

                            TEN-YEAR OPTION REPRICING

                                         Number of                                                                 Length of
                                        Securities                                                               Original Term
                                        Underlying       Market Price of   Exercise Price                        Remaining at
                         Repricing        Options         Stock at Time      at Time of       New Exercise          Date of
   Name                    Date         Repriced(#)      of Repricing($)    Repricing($)         Price($)          Repricing
----------------         ---------      -----------      ---------------    ------------         --------          ---------

Isaac J. Gaon,            5/30/97         350,000             $3.81             $5.25             $4.00          9 yrs. 5 mos.
Chairman of the
Board and Chief
Executive Officer

James M. Caci,            5/30/97         175,000             $3.81             $5.25             $4.00          9 yrs. 5 mos.
Former Vice
President, CFO,
Treasurer and
Secretary

DIRECTORS COMPENSATION

         Each  director  who is not an  employee  of the  Company is eligible to receive a fee of $1,000 per meeting attended.  The members of the Board are also eligible for  reimbursement of their reasonable  expenses incurred in connection with  attendance  of Board  meetings.  In addition,  each director who is not an employee of the Company receives a grant of options to purchase 24,000 shares of
Common  Stock on the date that such  director  first  becomes a director  of the
Company  and on the day  which is the  yearly  anniversary  date  after he began serving on the Board.

EMPLOYMENT AGREEMENTS

         Isaac Gaon is employed as the Company's Chairman of the Board and Chief
Executive  Officer pursuant to an employment  agreement dated as of May 1, 2000, for a term ending on April 30, 2003. The agreement  provides for an initial base salary of $350,000  which shall be increased  annually by a percentage  equal to the  percentage  by which the  Consumer  Price  Index for  Urban  Borrowers  and
Clerical  Workers:  New  York,  N.Y.-Northeastern  New  Jersey  shall  have been increased  over the preceding  year.  The agreement  also provides for incentive compensation  in an amount of up to 25% of the base salary  based upon  profits, stock market returns and Board discretion.  In the event of his disability,  Mr.
Gaon is to receive the full  amount of his base  salary for six  months.  Upon a
Change of Control of the Company (as defined in the  agreement)  that results in
Mr. Gaon's removal from the Company's Board of Directors,  a significant  change in the conditions of his employment or other breach of the agreement,

                                      -14-

he is to receive  liquidated  damages equal to 2.99 times the "base  amount," as defined in the United  States  Internal  Revenue  Code of 1986,  as amended (the
"Code"),  of his  compensation.  Upon early  termination by the Company  without
Cause (as  defined in the  agreement),  or by Mr.  Gaon with "Good  Reason"  (as defined in the agreement), the Company is required to pay Mr. Gaon the remainder of the salary  owed him for the  employment  period,  but in no event shall such payment  be less than  $500,000.  Additionally,  Mr.  Gaon will be  entitled  to undistributed bonus payments, as well as pro-rata unused vacation time payments.
In addition,  following a Change of Control,  termination by the Company without
Cause,  or termination by Mr. Gaon for Good Reason,  the Company is obligated to purchase all Mr. Gaon's stock options,  whether  exercisable or not, for a price equal to the difference between the fair market value of the Common Stock on the date of termination and the exercise price of such options.

         Donald  Bergal is employed as the  Company's  Chief  Operating  Officer pursuant to an employment agreement dated as of March 1, 2001, for a term ending on March 1, 2004. The agreement  provides for an annual base salary of $170,000.
The Company is also  obligated  under the  agreement to issue to Mr.  Bergal the following  stock  options:  (i) an option to purchase  100,000  shares of Common
Stock; and (ii) an option to purchase 12,500 shares of Common Stock on September
1,  2002,  and on each  successive  six-month  anniversary  of the date of grant during the term of the employment.  Such options shall vest as follows:  33.333%
on the grant  date,  33.333% on the first  anniversary  of the grant  date,  and
33.334% on the second  anniversary of the grant date. The Company may also issue to Mr.  Bergal an  option to  purchase  up to 25,000  shares of Common  Stock on
September 1, 2001, and on each successive  six-month  anniversary of the date of grant during the term of the  employment,  based on the  achievement  of certain performance  goals.  All  options  issuable  under the  agreement  shall have an exercise  price  equal to the fair  market  value on the date of the  respective grant (as  computed  using the  average  of the last  trade  price  over the ten consecutive  trading days immediately  preceding the date of grant).  Upon early termination by the Company  without Cause (as defined in the  agreement),  or by
Mr.  Bergal with "Good  Reason" (as  defined in the  agreement),  the Company is required,  within thirty days of the termination,  to pay Mr. Bergal $28,333 and
Mr.  Bergal  will be  entitled  to certain  benefits  for a period of six months following the date of the termination.

         David Milch is employed as the Company's Executive Director - Office of the Chairman  pursuant to an employment  agreement dated October 27, 2000, for a term ending on October  26,  2002.  The  agreement  provides  for an annual base salary of $125,000.  Dr. Milch was granted options to purchase 200,000 shares of
Common Stock on March 7, 2001.  Upon early  termination  by the Company  without
Cause (as  defined in the  agreement),  or by Mr.  Milch with "Good  Reason" (as defined in the  agreement),  the Company is required,  within thirty days of the termination,  to pay Mr. Milch an amount equal to the lesser of (a) the pro rata portion of his base salary on the number of calendar days  beginning on the date of termination  through and including December 31, 2002, and (b) three months of his base salary, and all expense reimbursements due to him.

                                      -15-

                      REPORT OF THE COMPENSATION COMMITTEE

GENERAL

         The Board of  Directors  created the  Compensation  Committee  in 1994.
Since Fiscal 2000,  the  Compensation  Committee  has consisted of Thomas Berry,
Frank Brosens, and David Milch.

         The Compensation  Committee's duties include: making recommendations on compensation  actions  involving  the Company's  President  and Chief  Executive
Officer,   including  but  not  limited  to  salary  actions,   incentive  bonus
determinations and terms of employment; approving incentive bonus determinations and terms of  employment  for  executive  officers  other than the President and
Chief Executive Officer and for other key employees and agents; reviewing salary actions (approved by the Chief Executive Officer)  regarding  executive officers other than the President  and Chief  Executive  Officer and regarding  other key employees and agents;  making  recommendations on compensation and benefit plans requiring Board and/or stockholder approval;  and such other duties as the Board of Directors may assign to it from time to time. The Compensation Committee also administers the Company's stock option plans.

PHILOSOPHY OF EXECUTIVE COMPENSATION

         In  reaching  its  decisions  regarding  executive  compensation,   the
Compensation Committee was guided by the following philosophy.

                  Total cash  compensation  levels  (salary  plus annual  bonus)
                  should be set at levels  consistent with competitive  practice at  other  open  systems  computer  integration  companies  of similar size.

                  Performance  objectives,  used to determine incentive bonuses, should be explained and confirmed in advance.

                  Stock  based  incentives   should  be  sufficient  to  promote
                  alignment of interests  between  executives and  stockholders,
                  while   ensuring  that   stockholders   must  benefit   before
                  executives do.

                  Employment  security  arrangements  should provide competitive benefits while  encouraging  executives to make decisions that will maximize long-term stockholder value.

                                      -16-

         Section  162(m) of the Code places a limit of  $1,000,000 on the amount of compensation  that may be deducted by the Company in any year with respect to certain of the  Company's  highest paid  executives.  Certain  performance-based compensation  that has been  approved  by  stockholders  is not  subject  to the deduction  limit.  The Company intends to qualify certain  compensation  paid to executive officers for deductibility  under the Code,  including Section 162(m).
However,  the Company may from time to time pay  compensation  to its  executive officers that may not be deductible.

COMPENSATION PROGRAMS FOR EXECUTIVE OFFICERS

         This section describes the compensation programs for executive officers that were in effect in Fiscal 2000 and the programs approved by the Compensation
Committee for the 2001 fiscal year.

BASE SALARY

         Base salary levels are primarily a function of competitive  practice at other companies for positions of similar scope and responsibility. Other factors that  influence  base  salary  levels  include the  incumbent's  tenure with the
Company,  individual  performance,  potential  earnings from comparable  outside positions and the performance of the Company.

         Mr.  Gaon's  salary for Fiscal  2000 was  $266,000,  which  reflected a competitive salary for his position for similarly sized companies.

INCENTIVE BONUS PROGRAM

         The Compensation  Committee  considers cash performance  bonuses to its executives in accordance with the following terms: competitive practice at other companies for positions of similar scope and responsibility; overall performance of the  Company;  individual  performance  of the  executive;  and  transactions effected for the benefit of the Company which are outside the ordinary  business and directly accomplished through the efforts of the executive.

STOCK OPTION PROGRAM

         During  Fiscal 2000,  options to purchase an aggregate of 40,000 shares were granted to the Named  Executive  Officers  under the  Company's  2000 Stock
Option Plan.  Grants under the  Company's  stock option plan are made to provide
incentives  to  executive   officers  to  contribute  to  corporate  growth  and
profitability  and are  based  on the  Compensation  Committee  and the  Board's judgment  of  an  employee's  contribution  to  the  success  of  the  Company's operations.

                                      -17-

EMPLOYMENT AGREEMENTS

         The Company entered into employment  agreements with Isaac Gaon,  David
Milch and Donald Bergal. See "Executive  Compensation - Employment  Agreements."
The objective of these  agreements  was to ensure the Company of  consistency of leadership  and the  retention of a qualified  Chief  Executive  Officer,  Chief
Operating Officer and Executive Director - Office of the Chairman; and to foster a spirit of  employment  security  to Messrs.  Gaon,  Milch and  Bergal  thereby encouraging decisions that will benefit long-term stockholders.

         Submitted by The Compensation Committee
                  Thomas J. Berry
                  Frank P. Brosens
                  David M. Milch

                          REPORT OF THE AUDIT COMMITTEE

         The  Audit  Committee  of the  Board of  Directors  has  furnished  the
following   report   on  its   activities   with   respect   to  its   oversight
responsibilities  during  the  year  2000.  The  report  is  not  deemed  to  be
"soliciting  material,"  or to be  "filed"  with the SEC or subject to the SEC's proxy rules or to the  liabilities  of Section 18 of the  Exchange  Act, and the report  shall  not be  deemed  incorporated  by  reference  into  any  prior  or subsequent  filing by the Company under the  Securities Act of 1933, as amended, or the  Exchange  Act,  except  to the  extent  that  the  Company  specifically incorporates it by reference into any such filing.

         The Audit Committee oversees the Company's  financial reporting process on  behalf of the Board of  Directors.  The  Company's  Board of  Directors  has
adopted a written  charter  for the Audit  Committee  which is  attached to this
Proxy  Statement as EXHIBIT A. The Audit  Committee of the Board of Directors is
currently  comprised of three directors,  Frank Brosens,  Kevin Moore and Walter
Grossman.  Messrs. Brosens, Moore and Grossman are independent as defined in the applicable listing standards of the National Association of Securities Dealers.

         The Audit  Committee  held one meeting  during 2000. In fulfilling  its responsibilities,  the Audit Committee recommended to the Board of Directors the selection of the Company's independent  auditors.  The Audit Committee discussed with the  independent  auditors  the overall  scope and  specific  plans for the adequacy  of  the  Company's  internal  controls.  During  the  Audit  Committee meetings,  the  Audit  Committee  met with  the  independent  auditors,  without management present,  to discuss the results of the audits,  their evaluations of the  Company's  internal  controls  and the  overall  quality  of the  Company's financial  reporting.  The meetings also were designed to facilitate any private communication with the Audit Committee desired by the independent auditors.

                                      -18-

         The Audit Committee  monitored the  independence and performance of the
Company's  independent   auditors.   The  Audit  Committee  discussed  with  the
independent   auditors   the  matters   required  to  be  discussed  by  SAS  61
(Codification of Statements on Audited  Standards,  AU Section 380), as modified or supplemented.  The Audit Committee  received the written  disclosures and the letter from the independent  auditors  required by Independence  Standards Board
Standard No. 1 (Independence Discussions with Audit Committees),  as modified or supplemented,  and  discussed  with the  independent  auditors  the  independent auditors'  independence.  The Audit  Committee  determined that the provision of professional  services,  other than audit and review  services by the  Company's independent auditors, is compatible with maintaining their independence.

         Submitted by The Audit Committee
                  Frank P. Brosens
                  Kevin S. Moore
                  Walter Grossman

                                      -19-

                                PERFORMANCE GRAPH

         The "peer group" selected by the Company in the  immediately  preceding fiscal year was comprised of data  communications  equipment  distributors.  The
Company knows of no other company whose entire focus is  information  technology deployment services and has chosen peer group participants with primary lines of business that most closely approximate the business of the Company.  The Company has selected the following companies in its peer group, (i) Cambridge Technology
Partners,  Inc., and (ii)  MarchFirst,  Inc.  (formerly  known as  Whitman-Hart,
Inc.). The Company's "peer group" index used in the immediately preceding fiscal year also included Hewlett-Packard Corp. and NCR Corp. which management believes
are  no  longer   comparable   to  the  Company   with   respect  to   industry,
line-of-business and market capitalization.

         The graph below compares the cumulative total stockholder return on the
Common  Stock of the  Company  with the  cumulative  total  return on the Nasdaq
Market  Index,  the index of peer  companies  in the rapid  deployment  business selected  by the Company  over the same  period and the index of peer  companies that the Company used in the  immediately  preceding  fiscal year  (assuming the investment  of $100 in the Company's  Common Stock,  the Nasdaq Market Index and
the peer groups on April 28, 1995, and reinvestment of all dividends).

                     Compare 5-Year Cumulative Total Return
                          Among Datatec Systems, Inc.
                            Nasdaq Market Index and
                                Peer Group Index

                              ---------------------------FISCAL YEAR ENDING-----------------------------
COMPANY/INDEX/MARKET          4/28/1995     4/30/1996   4/30/1997    4/30/1998   4/30/1999     4/28/2000

Datatec Systems                100.00        352.94      152.94       258.82      122.06         420.59
Old Peer Group Index           100.00        162.11      162.77       236.38      246.41         412.06
New Peer Group Index           100.00        195.64      232.60       469.37      216.63         164.22
NASDAQ Market Index            100.00        139.59      148.79       221.00      291.84         453.45

                                      -20-

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         At April 30, 2000,  Isaac Gaon, the Company's Chief Executive  Officer,
was indebted to the Company in the amount of $389,000. This amount was repaid on
July 17, 2000.

         The  Company  and Isaac Gaon are  parties to a Stock  Option  Agreement dated  November 18, 1992,  pursuant to which the Company has agreed to reimburse
Mr. Gaon for the difference  between ordinary income tax rates and capital gains rates on the exercise of stock  options.  On March 9, 2000,  Mr. Gaon  exercised options to purchase  127,000 shares of Common Stock,  resulting in an obligation of the  Company to  reimburse  Mr. Gaon in the amount of  $389,000.  During July
2000,  Mr. Gaon forgave the Company of its  obligation to reimburse him for such expenses in exchange for the grant of certain stock options.

         Mr. William J. Adams, Jr., a Director of the Company,  is the President
of WhiteSpace,  Inc.,  which company has been retained by the Company to provide consulting services to the Company. During fiscal 2000, the Company paid fees to
WhiteSpace, Inc. in the amount of $50,000.

         Mr. Robert H. Friedman,  a Director of the Company,  is a member of the law firm of Olshan  Grundman Frome  Rosenzweig & Wolosky LLP, which law firm has been retained by the Company during the last fiscal year. Fees received from the
Company  by such firm  during  the last  fiscal  year did not  exceed 5% of such firm's or the Company's revenues.

                                      -21-

                                   PROPOSAL 2

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The  Board  of  Directors  has  appointed  Arthur  Andersen  LLP as the
Company's  independent  public  accountants for the fiscal year ending April 30,
2001.  Although the  selection of auditors  does not require  ratification,  the
Board of Directors has directed that the  appointment of Arthur  Andersen LLP be submitted to  stockholders  for  ratification  due to the  significance of their appointment to the Company.  A representative of Arthur Andersen LLP is expected to  be  present  at  the  Annual  Meeting.  Such  representative  will  have  an opportunity  to make a statement if he desires to do so and will be available to respond to appropriate questions from stockholders.

REQUIRED VOTE

         The  affirmative  vote of the holders of a majority of the Common Stock present,  in person or by proxy, is required for ratification of the appointment of Arthur  Andersen LLP as independent  auditors of the Company.  An abstention, withholding of authority to vote or broker  non-vote,  therefore,  will not have the  same  legal  effect  as an  "against"  vote  and  will  not be  counted  in determining whether the proposal has received the requisite stockholder vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF  DIRECTORS  OF THE  COMPANY  RECOMMENDS  A VOTE  "FOR" THE
RATIFICATION  OF THE  APPOINTMENT  OF  ARTHUR  ANDERSEN  LLP  AS  THE  COMPANY'S
INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 30, 2001.

                                      -22-

                              STOCKHOLDER PROPOSALS

         Stockholder  proposals  intended to be presented at the Annual  Meeting for the fiscal  year  ending  April 30, 2001 must be received by the Company for inclusion  in the 2001  Proxy  Statement  no later than  January  9, 2002.  Such proposals should be addressed to the Company's Secretary.

                                  ANNUAL REPORT

         All stockholders of record as of Tuesday, April 3, 2001 have been sent, or are  concurrently  herewith being sent, a copy of the Company's Annual Report on Form 10-K,  for the fiscal year ended April 30,  2000.  Such report  contains certified consolidated statements of the Company and its subsidiaries for Fiscal
2000.

                                  OTHER MATTERS

         As of the date of this Proxy Statement,  management knows of no matters other than those set forth herein which will be presented for  consideration  at the Annual Meeting.  If any other matter or matters are properly  brought before the  Annual  Meeting  or any  adjournment  thereof,  the  persons  named  in the accompanying Proxy will have discretionary  authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

                                          By Order of the Board of Directors,

                                          RON A. MARINO
                                          Chief Financial Officer,
                                          Secretary and Treasurer

April 17, 2001

                                      -23-

                                                                       Exhibit A
                                                                       ---------

                         CHARTER OF THE AUDIT COMMITTEE

                                       OF

                              DATATEC SYSTEMS, INC.

         The Audit Committee of the Board of Directors of Datatec Systems,  Inc.
(the  "Corporation")  (the  "Committee")  shall assist the Board of Directors in fulfilling its oversight  responsibilities with respect to the financial reports and other financial  information provided by the Corporation to the stockholders and  to the  general  public,  the  Corporation's  internal  controls,  and  the
Corporation's audit, accounting and financial reporting processes generally. The
Committee shall serve as an independent and objective monitor of the performance of the Corporation's financial reporting process and system of internal control;
review  and  appraise  the  audit  efforts  of  the  Corporation's   independent
accountants;  and provide for open, ongoing  communication among the independent accountant,  financial  and  senior  management,  and  the  Board  of  Directors concerning the Corporation's  financial position and affairs. The Committee will report its actions to the Board of Directors  with such  recommendations  as the
Committee may deem  appropriate.  The Committee  shall be governed in accordance with the By-Laws of the  Corporation  as well as have the  following  powers and duties:

         1.  STRUCTURE AND  COMPOSITION.  The Committee  shall be composed of at least three independent directors who are all capable of reading,  understanding and analyzing  financial  statements,  or who will become  financially  literate within a reasonable  time after being  appointed to the Committee.  At least one member of the  Committee  shall have past  employment  experience  in finance or accounting,  or any  comparable  experience or background  which results in that committee member having financial  sophistication.  The members of the Committee
shall  elect  the  Chairman  (the   "Chairman")  from  among   themselves.   The
independence  of a director shall be determined in accordance with the rules and regulations of the securities  market where the  Corporation's  shares of Common
Stock are traded. The duties and  responsibilities  of a member of the Committee are in addition to those duties generally pertaining to a member of the Board of
Directors.

         2.  GENERAL  FINANCIAL  OVERSIGHT.  The  Committee  shall meet with the independent accountants and the principal accounting officers of the Corporation to ascertain that  reasonable  procedures and controls are followed to safeguard the Corporation's  assets and that adequate  examinations are made to ensure the reasonableness  of the results  reported  in the  financial  statements  for the fiscal year. Specifically, the Committee shall:

                                       A-1

         o Review  the  financial  information  contained  in the  Corporation's
         Quarterly  Report on Form 10-Q prior to its filing with the  Securities
         and  Exchange   Commission  (the  "SEC"),  the  Corporation's   earning
         announcement  prior to  release,  and the  results  of the  independent accountant's  review of Interim Financial  Information  pursuant to SAS
         71. The Chairman may  represent the  Committee,  either in person or by telephone conference call, for the purpose of this review.

         o  Review  with  management  and  the  independent  accountants  at the completion  of the annual  audit and prior to filing the  Corporation's annual  report on Form 10-K (the  "Annual  Report")  with the SEC,  the accuracy and completeness of the following :

                  (i) the  Corporation's  financial  statements  included in the
                  Annual Report and related footnotes;

                  (ii)  the  independent  accountant's  audit  of the  financial statements and their report;

                  (iii) any  significant  changes  required  in the  independent accountant's examination plan;

                  (iv) any  serious  difficulties  or disputes  with  management encountered during the course of the audit; and

                  (v) other  matters  related to the  conduct of the audit which are  to be  communicated  to  the  Committee  under  generally accepted auditing standards, including discussions relating to the independent  accountants'  judgement about such matters as
                  to  the   quality,   not  just  the   acceptability,   of  the
                  Corporation's  accounting  practices and other items set forth in SAS 61 (Communications with Audit Committees) or other such auditing  standards  that may in time  modify,  supplement  or replace SAS 61.

         o The  Committee  will have  prepared and reviewed the Audit  Committee
         Report  for  inclusion  in  the  annual  stockholder's   meeting  proxy
         statement. The Committee must state whether it:

                  (i)  has  reviewed  and   discussed   the  audited   financial
                  statements with management;

                  (ii) has discussed with the independent accountant the matters required  to be  discussed  by SAS  61,  as  may be  modified, supplemented or replaced;

                  (iii)  has   received   the  written   disclosures   from  the
                  independent  accountants  required by  Independence  Standards
                  Board  Standard  No. 1 ("ISBS No.  1"),  as may be modified or supplemented,  and has  discussed  with the  accountant  their independence; and

                                       A-2

                  (iv) has  recommended to the Board of Directors,  based on the review and discussions  referred to in above items (i) through
                  (iii), that the Corporation's financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

         3. SELECTION OF INDEPENDENT ACCOUNTANTS.  The Committee shall recommend the firm of independent  accountants to be nominated for the ensuing year at the
Board of Directors meeting when such action is taken.

         o  Before  recommending  a  continuing  independent   accountant,   the
         Committee shall ensure the receipt for the year of, and review with the independent  accountant,  a written statement required by ISBS No.1, as
         may  be  modified  or   supplemented,   and  discuss  their   continued
         independence with the accountant. The Committee will recommend that the
         Board  of  Directors   take   appropriate   action  on  any   disclosed
         relationships   that  may   reasonably   be  brought  to  bear  on  the
         independence of the accountants and satisfy itself that the Corporation has engaged  independent  accountants as required by the Securities Act of 1933, as amended.

         o Together with the Board of Directors,  the Committee  shall submit to the stockholders for ratification or rejection at the annual meeting of stockholders the independent accountants selected.

                  4. CONTROLS, POLICIES AND PROCEDURES OVERSIGHT. The members of the  Committee  shall  meet  from  time to time to  review  accounting  policies followed, changes therein, internal and accounting controls, and any issues that may be raised by the independent accountants. At the discretion of the Chairman, the principal  accounting  officers of the  Corporation may be invited to attend the meetings of the Committee with the  independent  accountants.  The Committee may  request  the  independent  accountants  to report on the  adequacy of their examination,  their views of the  Corporation's  internal  controls,  and on the
Corporation's  compliance  with accepted  accounting  principles  adopted by the accounting  profession,  as well  as the  effect  of  unusual  or  extraordinary transactions. The Committee shall also be responsible for the following:

         o Obtain the  approval of the full Board of  Directors  of this Charter and shall review and reassess  this Charter as conditions  dictate,  at least on annual basis;

         o  Periodically  review the adequacy of the  Corporation's  accounting, financial, and auditing personnel resources.

                  5. ADVICE; LEGAL  REPRESENTATION.  The Committee is authorized to confer with the  Corporation's  management and other employees to whom it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize  investigations  into any matter within the  Committee's scope of  responsibilities.  The  Committee  also is  authorized to seek outside legal or other advice to the extent it deems necessary or appropriate,  provided it shall keep the Board of Directors advised as to the nature and extent of such outside advice.

                                       A-3

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                              DATATEC SYSTEMS, INC.

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 9, 2001

         The  undersigned,  a stockholder of Datatec  Systems,  Inc., a Delaware corporation (the "Company"),  does hereby  constitute and appoint Isaac Gaon and
Ron Marino and each of them,  the true and lawful  attorney  and proxy with full power of substitution,  for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company  which the  undersigned would be  entitled  to vote if  personally  present  at the  Annual  Meeting  of
Stockholders of the Company to be held at 23 Madison Road, Fairfield, New Jersey
07004,  on  Wednesday,  May 9,  2001,  at  10:00  a.m.,  local  time,  or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

         1.       ELECTION OF DIRECTORS:

                  The  election  of the  following  directors:  Isaac  J.  Gaon,
                  William J. Adams,  Jr., Frank P. Brosens,  Robert H. Friedman,
                  David M.  Milch,  Kevin S. Moore and Walter  Grossman to serve until the next annual meeting of stockholders  and until their successors have been duly elected and qualified.

                                                    TO WITHHOLD AUTHORITY
                                                    TO VOTE FOR ANY NOMINEE(S),
                                                    PRINT NAME(S) BELOW

                  FOR ____       WITHHELD ____
                                                    -------------------------

                                                    -------------------------

         2.       RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS:

                   FOR     _____    AGAINST      _____    ABSTAIN     _____

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE
GIVEN.  UNLESS  OTHERWISE  SPECIFIED,  THIS  PROXY  WILL BE VOTED  TO ELECT  THE
DIRECTORS,  TO RATIFY THE  APPOINTMENT  OF ARTHUR  ANDERSEN LLP AS THE COMPANY'S
INDEPENDENT  PUBLIC  ACCOUNTANTS  AND IN ACCORDANCE  WITH THE  DISCRETION OF THE
PROXIES OR PROXY WITH  RESPECT TO ANY OTHER  BUSINESS  TRANSACTED  AT THE ANNUAL
MEETING.

Dated _______________ , 2001

_____________________ (L.S.)

_____________________ (L.S.)
         Signature(s)

NOTE:  YOUR  SIGNATURE  SHOULD  APPEAR THE SAME AS YOUR NAME
APPEARS   HEREON.   IN   SIGNING  AS   ATTORNEY,   EXECUTOR,
ADMINISTRATOR,  TRUSTEE OR  GUARDIAN,  PLEASE  INDICATE  THE
CAPACITY IN WHICH  SIGNING.  WHEN SIGNING AS JOINT  TENANTS,
ALL PARTIES IN THE JOINT TENANCY MUST SIGN.  WHEN A PROXY IS
GIVEN BY A CORPORATION, IT SHOULD BE SIGNED BY AN AUTHORIZED
OFFICER  AND THE  CORPORATE  SEAL  AFFIXED.  NO  POSTAGE  IS
REQUIRED IF MAILED IN THE UNITED STATES.